UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                                     FORM 8-K


                                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 6, 2006
                                                  ------------------------------

                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)

       MARYLAND                         001-13815                95-4582157
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                         89032
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 6, 2006, Sunterra Corporation (the "Company") entered into a First Supplemental Indenture (the "Supplemental Indenture") with Wells Fargo Bank, National Association, as trustee (the "Trustee"). The Supplemental Indenture amended the indenture (the "Indenture"), dated as of March 29, 2004, providing for the issuance of an aggregate principal amount of $95 million of 3 3/4% Senior Subordinated Convertible Notes due 2024 (the "Notes"). The execution of the Supplemental Indenture resulted from the Company's receipt of the required consents from the holders of Notes pursuant to its previously announced consent solicitation which commenced September 29, 2006, and expired at midnight on October 5, 2006.

         The Supplemental Indenture amends the covenant in the Indenture requiring the Company to file annual, quarterly and other reports with the Trustee for the Notes. The Supplemental Indenture clarifies that the Company's obligation to file any report, information or document with the Trustee does not arise until a document is actually filed with the Securities and Exchange Commission. The Supplemental Indenture also provides that no default or event of default will arise from the Company's failure to comply with these delivery requirements before March 29, 2008.

         In the Supplemental Indenture, the Company agrees to pay a total of $2,968,750 in additional interest to the holders of Notes. Payment will be made in two installments, each equal to 1.5625% of the principal amount of the Notes, on March 29, 2007 and September 29, 2007, which are regularly scheduled interest payment dates, to holders of Notes as of the applicable record date preceding such interest payment dates.

         On October 10, 2006, the Company issued a press release announcing the foregoing matters. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Supplemental Indenture is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure set forth in Item 1.01 above is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

        Exhibit No.     Description
        -----------     -----------

            10.1 First Supplemental Indenture, dated as of October 6, 2006, between Sunterra Corporation and Wells Fargo Bank, National Association, as trustee under the indenture referred to therein.

            99.1        Sunterra Corporation Press Release, issued October 10,
                        2006.





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



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2006
                                         SUNTERRA CORPORATION


                                         By:  /s/  Robert A. Krawczyk
                                            ------------------------------------
                                              Name:  Robert A. Krawczyk
                                              Title: Senior Vice President and
                                                     Chief Financial Officer











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



                                  EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------

         10.1 First Supplemental Indenture, dated as of October 6, 2006, between Sunterra Corporation and Wells Fargo Bank, National Association, as trustee under the indenture referred to therein.

         99.1           Sunterra Corporation Press Release, issued October 10,
                        2006.














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